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                                                                 EXHIBIT 10.1.11

               ELEVENTH AMENDMENT TO FIRST AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP

            This Eleventh Amendment ("Amendment") to the First Amended and Restated Agreement of Limited Partnership, is entered into by and among Sunstone Hotel Investors, Inc., a Maryland corporation, in its individual capacity (the "Company") and in its capacity as the General Partner of the Partnership (the "General Partner") and each of the Limited Partners of the Partnership (the "Limited Partners") as of January 31, 1997. All defined terms not otherwise defined herein shall have the meaning set forth in the Agreement (as defined below).

                                   RECITALS

      A. WHEREAS, the General Partner and certain Limited Partners executed that certain First Amended and Restated Agreement of Limited Partnership dated as of October 16, 1995, amending and restating that certain Limited Partnership Agreement dated as of September 22, 1994 (as amended, the "Agreement"), and the General Partner caused Sunstone Hotel Investors, L.P. (the "Partnership") to file a Certificate of Limited Partnership with the Delaware Secretary of State on September 23, 1994, thereby causing the Partnership to be formed for the purposes set forth in the Agreement.

      B. WHEREAS, the Partnership Agreement was amended as of July 31, 1996 to delay the date until December 31, 1996 by which a registration statement covering the Redemption Shares was to be filed with the Securities and Exchange Commission and declared effective.

      C. WHEREAS, the Partnership has determined that the costs and expenses of filing before December 31, 1996 and maintaining a shelf registration statement effective with the Commission covering the Redemption Shares would impose more costs and burdens on the General Partner than would other methods of providing liquidity to those Limited Partners that wish to redeem their Partnership Units for cash or Redemption Shares.

      D. WHEREAS, in order to relieve the Partnership of the obligation to file the Shelf Registration the Limited Partners holding not less than 66 2/3% of the Partnership Interests desire to evidence their consent to the amendments described below.

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Defined Terms. Article I of the Agreement is hereby amended by adding the following defined terms in alphabetical order:

            "REDEMPTION AMOUNT" means the Cash Amount, or the REIT Shares Amount, as selected by the General Partner in its sole discretion pursuant to
Section 8.5 hereof, subject to the obligation under Section 8.5(c) hereof in certain cases to pay the Cash Amount.


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            "REDEMPTION SHARES" means all of the REIT Shares issued or to be issued upon the redemption of Partnership Units under Section 8.5 hereof.

            "REGISTERED REDEMPTION SHARES" means any Redemption Shares covered by a Shelf Registration.

            "THRESHOLD CASH AMOUNT" has the meaning provided in Section 8.5(a) hereof.

      2.    Redemption Rights.

            (a) Section 8.5(a) of the Agreement is hereby amended by adding at the end of the paragraph the following:

                  "Notwithstanding the preceding sentence to the contrary, if the Partnership or the General Partner elects under Section 8.5(c) to extend the payment date for the Cash Amount, then to the extent a Partnership Record Date occurs between the Specified Redemption Date and the date such Cash Amount is paid, the Redeeming Partner shall receive the distribution relating to such Partnership Record Date with respect to such Partnership Units being redeemed."

            (b) Section 8.5(c) of the Agreement is hereby deleted in its entirety and the following inserted in its place:

                  (c) The Partnership or the General Partner, as the case may be, shall pay the Cash Amount to a Redeeming Partner as the Redemption Amount for such Limited Partner if:

                        (i) the acquisition of REIT Shares by such Limited
                  Partner on the Specified Redemption Date would (A) result in such Limited Partner or any other person owning, directly or indirectly REIT Shares in excess of the "Ownership Limit," as defined in the Articles of Incorporation, (B) result in REIT Shares being owned by fewer than one hundred (100) persons (determined as provided by Section 856(a)(5) of the Code), except as provided in the Articles of Incorporation, (C) result in the General Partner being "closely held" within the meaning of Section 856(h) of the Code, (D) cause the Company to own, directly or constructively, ten percent (10%) or more of the ownership interests in a tenant of the Company's or the Partnership's real property, within the meaning of Section 856(d)(2)(B) of the Code, or (E) cause the acquisition of REIT Shares by such Partner to be "integrated" with any other distribution of REIT Shares for purposes of complying with the registration provisions of the Securities Act of 1933, as amended;



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                        (ii) there is not an effective registration statement on
                  file with the Commission covering the Redemption Shares to be issued upon the redemption of the Partnership Units described in the Notice of Redemption for such Redeeming Partner (a) as of the Specified Redemption Date, if the Cash Amount is less than the Threshold Cash Amount, and (b) within 45 days of the Specified Redemption Date (and if such date is not a Business Day, then the next Business Day) if the Cash Amount is more than the Threshold Cash Amount; or

                        (iii) the Partnership or the General Partner, as the
                  case may be, so elects in its sole discretion.

                  Any Cash Amount to be paid to a Redeeming Partner pursuant to this Section 8.5 shall be paid on the Specified Redemption Date; provided, however, that if the Cash Amount to be paid to all Limited Partners who have sent a Notice of Redemption during the period from the date of receipt of the initial Notice of Redemption triggering a Specified Redemption Date and such Specified Redemption Date exceeds $500,000 (the "Threshold Cash Amount"), then such payment date may be extended for up to an additional one hundred eighty (180) days to the extent required for the General Partner to cause additional REIT Shares to be issued to provide financing to be used to make such payment of the Cash Amount. Notwithstanding the foregoing, the General Partner and the Partnership agree to use their best efforts to cause the closing of the acquisition of redeemed Partnership Units hereunder to occur as quickly as reasonably possible without incurring unreasonable expense.

                  (c) Section 8.5(h) is hereby amended by deleting subsection
            (iii) and inserting the following in its place:

                        (iii) The Redeeming Partner shall continue to own all
                  Partnership Units subject to any redemption for REIT Shares or the Cash Amount and be treated as a Limited Partner with respect to such Partnership Units for all purposes (other than as provided in Section 8.5(f) above) of this Agreement until such Partnership Units are transferred to the Partnership or General Partner and the consideration provided by this Section
                  8.5 is delivered in full on the Specified Redemption Date. Until the issuance of the Redemption Shares the Redeeming Partner shall have no rights as stockholder of the General Partner.

      3. Registration. Section 8.6(a) and the first paragraph of Section 8.6(b) are hereby deleted in their entirety and the following inserted in their place:

            "(a) Shelf Registration. In lieu of paying the Cash Amount to a Redeeming Partner as the Redemption Amount pursuant to Section




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            8.5(c)(ii) hereof, the General Partner may file within the applicable time period required pursuant to Section 8.5(c)(ii) hereof a shelf registration statement under Rule 415 of the Securities Act, or any similar rule that may be adopted by the Commission (the "Shelf Registration"), with respect to all of the Redemption Shares to be issued upon the redemption of the Partnership Units described in the Notice of Redemption provided by the Redeeming Partner entitled to payment under Section 8.5(c)(ii) hereof. The General Partner may elect in its sole discretion to register any other Redemption Shares pursuant to the Shelf Registration or any pre or post-effective amendment thereto. The General Partner will use its best efforts to have the Shelf Registration declared effective under the Securities Act as soon as practicable after filing in order to permit the disposition of the Registered Redemption Shares by the holders thereof in accordance with the method or methods of disposition specified by the holders, and to keep the Shelf Registration continuously effective until the earlier of (i) the second anniversary of the date the Shelf Registration is declared effective by the Commission (the "Shelf Registration Period"); (ii) the date when all of the Registered Redemption Shares are sold thereunder, or (iii) the date on which all of the holders of Registered Redemption Shares, pursuant to Rule 144(k) under the Securities Act, may sell the Registered Redemption Shares without registration under the Securities Act of 1933, as amended (the "Securities Act"). The General Partner further agrees to supplement or make amendments to the Shelf Registration, if required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for the Shelf Registration. Notwithstanding the foregoing, if for any reason the effectiveness of the Shelf Registration is delayed or suspended or it ceases to be available for sales of Registered Redemption Shares thereunder, the Shelf Registration Period shall be extended by the aggregate number of days of such delay, suspension or unavailability.

            (b) Registration and Qualification Procedures. If and to the extent the General Partner files the Shelf Registration pursuant to the provisions of Section 8.6(a) above in lieu of making a payment of the Cash Amount pursuant to Section 8.5(c)(ii) hereof, then the General Partner will, subject to the provisions of Section 9.8 below:"

      4. Amendment of Agreement. Article XI is hereby amended by deleting subsection (a) in its entirety and inserting the following:



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            "(a) any amendment affecting the operation of the Conversion Factor the Redemption Rights or the Shelf Registration under Section 8.6 hereof"

      5. General Provisions. Article 12 of the Agreement is hereby incorporated by reference as if set forth in full.

      6. Effect of Amendment. Except as amended hereby, the Agreement is hereby confirmed in all respects.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.



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GENERAL PARTNER                         LIMITED PARTNERS

SUNSTONE HOTEL INVESTORS, INC.,         /s/ Robert A. Alter
a Maryland corporation and the sole     ----------------------------------------
General Partner                         Robert A. Alter

By: /s/ Robert A. Alter                 /s/ C. Robert Enever
    --------------------------------    ----------------------------------------
      Robert A. Alter                   C. Robert Enever
      Its: President
                                        /s/ Charles L. Biederman
                                        ----------------------------------------
                                        Charles L. Biederman

                                        MYPC PARTNERS
                                        a general partnership

                                        By:  /s/  George W. Yandell
                                        ----------------------------------------
                                              Its:  General Partner

                                        /s/ Anthony VanBaak
                                        ----------------------------------------
                                        ANTHONY VanBAAK

                                        /s/ Les Liman
                                        ----------------------------------------
                                        LES LIMAN

                                        /s/ Thomas R. Sharp, Trustee
                                        ----------------------------------------
                                        THOMAS R. SHARP, TRUSTEE

                                        /s/ Thomas R. Sharp
                                        ----------------------------------------
                                        THOMAS R. SHARP


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                                        ESTATE OF PETER C. ENEVER,
                                        DECEASED

                                        BY:/s/ C. Robert Enever
                                           -------------------------------------
                                              C. ROBERT ENEVER, CO-
                                              PERSONAL REPRESENTATIVE

                                        BY:/s/ Audrey W. Enever
                                           -------------------------------------
                                              AUDREY W. ENEVER, CO-
                                              PERSONAL REPRESENTATIVE

                                        STEAMBOAT HOTEL PARTNERS, LTD.
                                        a limited partnership

                                        BY:  /s/ DANIEL E. CARSELLO
                                           -------------------------------------
                                              Its:  General Partner

                                        AND

                                        BY:  /s/ ROBERT A. ALTER
                                           -------------------------------------
                                              Its:  General Partner

                                        TRUST COMPANY OF AMERICA,
                                        for the benefit of Patrick E. Barney

                                        BY: /s/ KRISTI TAYLOR
                                           -------------------------------------
                                              Its: Trust Officer





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                                        ENEVER ROUT INVESTMENT
                                        GROUP, LTD, a limited partnership

                                        BY:/s/ C. Robert Enever
                                          -------------------------------------
                                              C. ROBERT ENEVER
                                              Its: GENERAL PARTNER

                                        ALTER INVESTMENT GROUP, LTD, a
                                        limited partnership

                                        BY:/s/ Robert A. Alter
                                          -------------------------------------
                                              ROBERT A. ALTER
                                              Its: GENERAL PARTNER

                                        RIDGE PARTNERS, a general partnership

                                        BY:/s/ Kenneth B. Hamlet
                                          -------------------------------------
                                              KENNETH B. HAMLET
                                              Its: GENERAL PARTNER


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                                        INNS PROPERTIES, a California limited
                                        partnership, formerly known as Inns
                                        Properties I, a California limited
                                        partnership

                                        By INSPAC, LTD., a Delaware corporation, formerly (and, in California, still known as INSCO, LTD.), a Delaware corporation, a General Partner

                                        By:   /s/ Richard M. Moss
                                          -------------------------------------
                                              Richard M. Moss
                                              Its:  President

                                        By WESTPAC SHELTER
                                        CORPORATION, a California
                                        corporation, a General Partner

                                        By:   /s/ Dean N. Pananides
                                          -------------------------------------
                                              Dean N. Pananides
                                              Its:  Secretary

                                        RIVERSIDE HOTEL PARTNERS, INC.

                                        BY: /s/ ROBERT A. ALTER
                                          -------------------------------------
                                        ITS: President
                                            -----------------------------------
                                        FLAGSTAFF HOTEL ASSETS, INC.,
                                        an Arizona corporation

                                        By:   /s/ LARRY KOONIN
                                              ---------------------------------
                                              Its: President
                                                  -----------------------------


                                        TUCSON DESERT ASSETS, INC.,
                                        an Arizona corporation



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                                        By:   /s/ LARRY KOONIN
                                              ---------------------------------
                                              Its: President
                                                  -----------------------------


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